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                             ---------------------------

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549
                             ----------------------------
                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934
                             ----------------------------

Date of Report (Date of earliest event reported) July 8, 1996
                                                 ------------


                            HYGENICS PHARMACEUTICALS, INC.
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                (Exact name of registrant as specified in its charter)


                                       Delaware
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                    (State or other jurisdiction of incorporation)

    0-22806                                            33-0120490
- ------------------                             ----------------------------
(Commission File Number)                  (IRS Employer Identification No.)


26941 Cabot Road, Suite 128, Laguna Hills, California              92653
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (714) 582-7644


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ITEM 5.  OTHER EVENTS
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    On July 8, 1996, all members of Hygenics Pharmaceuticals, Inc. (the
"Registrant") Board of Directors and existing officers tendered resignation from their positions as directors of the Registrant effective as of July 1, 1996, following the Registrant's announcement that it will be unable to renew the officers and directors liability insurance policy, which expired on June 30, 1996. No director or officer furnished any statement of disagreement as to policies of the Registrant, as part of such resignations.

    Prior to tendering such resignations, the Board of Directors elected Dean Bradley as sole Director, Chief Executive Officer, Secretary and Chief Financial Officer of the Registrant. Mr. Bradley presently is not the owner of securities of the Registrant.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 18, 1996            HYGENICS PHARMACEUTICALS, INC.



                                  By:  /s/ Dean Bradley
                                       ------------------------------------
                                       Dean Bradley
                                       Chief Executive Officer



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